Federal Home Loan Bank
NEW YORK

2018 ANNUAL REPORT TO MEMBERS

A Pivotal Partnership for Your Business Journey



2018 Financial Highlights

(DOLLARS IN MILLIONS)	2018	2017	2016	2015	2014
SELECTED BALANCES AT YEAR-END					
TOTAL ASSETS	$144,381	$158,918	$143,606	$123,239	$132,825
ADVANCES	105,179	122,448	109,257	93,874	98,797
INVESTMENTS	35,741	33,069	30,939	26,167	25,201
MORTGAGE LOANS	2,927	2,897	2,747	2,524	2,129
CAPITAL STOCK	6,066	6,750	6,308	5,585	5,580
RETAINED EARNINGS	1,694	1,546	1,412	1,270	1,083
ANNUAL OPERATING RESULTS					
NET INCOME	$ 560	$ 479	$ 401	$ 415	$ 315
DIVIDENDS PAID	417	345	259	228	231
DIVIDEND RATE	6.66%	5.54%	4.73%	4.22%	4.19%
PERFORMANCE RATIOS					
RETURN ON AVERAGE EQUITY	7.20%	6.30%	5.86%	6.61%	4.88%
RETURN ON AVERAGE ASSETS	0.36%	0.32%	0.31%	0.34%	0.25%
PERIOD END EQUITY TO ASSET	5.37%	5.19%	5.31%	5.45%	4.91%
NET INTEREST MARGIN	0.52%	0.48%	0.43%	0.46%	0.36%

Financial results are presented on a GAAP basis for each calendar year. Dividend results shown here are the payments the FHLBNY made during each calendar year, rather than the dividends paid from each calendar year's income. The Federal Home Loan Bank of New York's 2018 annual report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, contains additional information about the FHLBNY's financial performance. The report is available on the FHLBNY's public website, www.fhlbny.com; under the "About Us" tab, select "Investor Relations," and look under the right-hand column labeled "Financial Reports." For a copy of the FHLBNY's Form 10-K, please send a request to fhlbny@fhlbny.com.

A Message to Our Members

At the Federal Home Loan Bank of New York, we are focused on serving as a dependable partner for our members, facilitating a partnership that creates sustained growth for the institutions that comprise our cooperative. This focus is reflected in everything we do, from the products we develop to the programs we offer. It is also central to our strategy. In 2018, the FHLBNY developed our 2019-2021 Strategic Plan, the result of a year-long effort led by our internal Strategic Planning Team, working with the Board's Strategic Planning Committee and drawing on the knowledge and expertise of colleagues from every area of the FHLBNY. Our new Strategic Plan established a set of core values, formalizing the principles that have long reflected our culture and guided our decision-making. First among these values is a "focus on members" – and it is this focus that continues to drive our cooperative forward.

Our strategy served us well in 2018. We closed the year with a solid advances book and a strong balance sheet; a healthy and diverse membership; and a talented and dedicated workforce, all of which are vital to the ongoing success of our cooperative. In 2018, we earned $560.4 million in net income – our second-highest results ever. Our advances came down from record levels in 2017, but we still finished the year with strong advances levels of over $105 billion. **We returned $417.6 million in dividends to our members for a full-year 2018 dividend rate of 6.76% – a solid return on our members' investment in the cooperative.** Our performance positioned us as a leader within the Federal Home Loan Bank (FHLBank) System, which also performed well in 2018; System-wide net income grew by 6% for the year, and all 11 FHLBanks reported positive earnings.

Strong performance promotes stability within our franchise, and this stability promotes balance. In 2019, we remain focused on our strategic vision of being "a balanced provider of liquidity to members in all operating environments." Liquidity is at a premium in the current operating environment,

FHLBNY DIVIDEND PERFORMANCE


FHLBNY DIVIDEND
3-MONTH LIBOR
FED FUNDS (EFFECTIVE RATE)
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

DIVERSE MEMBERSHIP

- COMMERICAL BANKS - 129
- CREDIT UNIONS - 95
- THRIFTS - 74
- INSURANCE COMPANIES - 26
- HOUSING ASSOCIATES - 9
- COMMUNITY DEVELOPMENT FINANCIAL INSTITUTIONS - 4


TOTAL
MEMBERS
337

2018 NEW MEMBERS

- Corporation For Supportive Housing
- Cumberland Mutual Fire Insurance Co.
- Horizon Healthcare of New Jersey, Inc.
- Inner Lakes Federal Credit Union
- Jersey Shore Federal Credit Union
- Morgan Stanley Bank, National Association
- Security Mutual Life Insurance Co. of New York
- St. Pius X Church Federal Credit Union
- The Guardian Life Insurance Co. of America
- Ticonderoga Insurance Co.
- Transamerica Financial Life Insurance Co.
- Utica Mutual Insurance Co.
- Western Division Federal Credit Union

with many small- and mid-sized institutions experiencing solid loan demand and seeing more scarcity of deposits. Our members' ability to borrow from the FHLBNY has become even more essential.

GROWTH IN LETTERS OF CREDIT

Advances are not the only funding tool our members have accessed to increase liquidity; in 2018, we experienced growth in our Letters of Credit (L/Cs), which members use to help build liquidity, strengthen their asset/liability management and support the housing and economic development activities in the communities they serve. **Our L/C balances have more than doubled over the past five years, and we closed 2018 with a balance of $20 billion – the majority of which are comprised of Municipal Letters of Credit (MULOC).** Our MULOC product provides members with more collateral flexibility to secure public fund deposits and provides municipalities with the benefit of our secure and convenient triple-A-rated Letters of Credit. In 2018, MULOCs were approved for use in Puerto Rico, the culmination of a multi-year effort in which we worked closely with the Puerto Rico Bankers Association to respond to member need for this product. And this need is strong: by year-end 2018, MULOCs issued throughout the Caribbean surpassed $1 billion.

TRANSITION TO THE NEW SECURED OVERNIGHT FINANCING RATE (SOFR)

We are also focused on developing initiatives to meet the future needs of our members. In 2018, a key area of focus for the FHLBNY – and the broader global markets – was the ongoing market transition from LIBOR, which will be phased out in 2021, to SOFR. We believe it is important to expand our existing advance offerings to ensure that we are positioned to continue to help our members meet their funding and asset/liability management needs as markets evolve and we transition away from LIBOR. As one of the largest debt issuers in the world, the FHLBank System has been heavily involved in the development of the SOFR market. The System issued its first SOFR-linked debt in November 2018. In that same month, the FHLBNY launched our SOFR-Linked Adjustable Rate Credit Advance, permitting members to transact floating-rate advances using the new SOFR index.

Membership composition shown is as of December 31, 2018.

2018 BUSINESS HIGHLIGHTS

FHLBNY ADVANCES OUTSTANDING

We finished the year with strong advances levels of $105 billion.



$140B
$120B
$100B
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$40B
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$0
2008
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2018

FHLBNY LETTERS OF CREDIT (L/Cs) BUSINESS

L/C activity has more than doubled over the past five years. We closed 2018 with $20 billion in L/Cs business. Members find FHLBNY L/Cs to be a valuable alternate way to secure deposits and to gain a competitive advantage.



$25B
$20B
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$5B
$0
2008
2009
2010
2011
2012
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2018

Your FHLBNY remains focused on our strategic vision of being a balanced provider of liquidity to members in all operating environments.

PIVOTAL CHANGES FOR AFFORDABLE HOUSING AND COMMUNITY LENDING

Our partnership with members not only sustains the growth of our institutions, but also the communities we serve. **In 2018, we partnered with our members to award $44.3 million in Affordable Housing Program (AHP) grants for the 2018 AHP Round – our largest single round offering in the history of the program.** Our strong performance continues to benefit our housing programs, as we allocated $62.4 million from our 2018 earnings for the AHP.

In 2018, a key area of focus for our cooperative was the Federal Housing Finance Agency's (FHFA's) proposed regulation amending the AHP – the most significant regulatory change since AHP's inception in 1989. Throughout the year, our Community Investment Team worked with their colleagues from across the FHLBank System, our Board's Housing Committee, the Affordable Housing Advisory Council, and the AHP's many stakeholders to carefully review and respond to the amendments proposed by the regulation. As a result, we believe the FHFA's final rule, issued in November 2018, creates a stronger, more responsive AHP – increasing our ability to support affordable housing initiatives across our district in 2019 as we celebrate our 50th AHP funding round.

Pivotal changes were also made in 2018 to strengthen the support we provide to first-time homebuyers. In particular, we announced the Homebuyer Dream Program™ (HDP), a new set-aside program designed to support low- and moderate-income households' ability to purchase their first home, was announced. HDP is a modified replacement of our current First Home Club℠ and is expected to launch in the middle of 2019. HDP is the result of a significant effort to determine how best to strengthen the subsidy programs we offer, with the goal to deepen our impact to communities and support our housing mission.

Member outreach was a key theme throughout 2018. Through member engagement efforts, educational events and personalized training workshops, we endeavored to foster a cooperative that is now even more responsive to the needs of its stakeholders. This engagement is ongoing, and, in 2019, we look forward to ensuring that our members are positioned to receive the full value of membership and that our stakeholders benefit from the full strength of our cooperative. We were proud to have served as a trusted partner to all our members in 2018, and we look forward to partnering with you along your business journey – to the benefit of the cooperative, our members, constituents and the communities we serve – in 2019 and for years to come. ■



José R. González
President and CEO



John R. Buran
Chairman

2018 EDUCATION AND OUTREACH

OUR FOCUS, YOUR STRATEGIC ADVANTAGE

Throughout 2018, we continued to offer valuable education programs in support of our members. Whether it be a live FHLBNY-hosted event, an online webinar to assist with strategic planning, or a presentation at an industry trade association conference with a broad audience to share our market and industry knowledge on key topics, the FHLBNY can develop a program tailored to your business objectives.

SCHEDULE A SESSION

- **» Economic and Industry Education**
- **» Member-Board Education**
- **» Technical Education**
- **» Products, Services and Programs Education**

Visit www.fhlbny.com/education for more info.



Member-Board Education held in our boardroom



Secondary Market Lending session at a mortgage banking trade event



Stockholders' Meeting at the Yale Club in New York City



Economic Overview session at a credit union trade event



Strategic Funding Workshop held jointly with a consultant group



Member management meeting at our headquarters

NEW DIRECTIONS FOR AFFORDABLE HOUSING AND ECONOMIC DEVELOPMENT

In 2018, we enhanced our housing and economic development programs to help members respond to the most pressing needs facing our local communities.

The 2018 Affordable Housing Program (AHP) round offered an increased maximum subsidy per unit from $30,000 to $40,000. New sub-categories were created for owner-occupied housing, small projects, supportive housing, and desirable sites to provide more possible paths to an AHP award. In-person training sessions were hosted across our district, and webinars and dozens of conference calls with sponsors and members were held in advance of the round's launch. We received more than 140 applications, and we announced the highest single round dollar amount in the history of the AHP: $44.3 million in grant funds for 49 housing initiatives that will create or rehabilitate 3,012 homes. Additionally, nearly half of the applicants that resubmitted applications from prior years were successful in receiving 2018 grants.

In 2018, 47 members took advantage of our discounted Community Lending Program (CLP) advances to help fund residential mortgages, loans to residential multifamily projects, loans for commercial and mixed-use properties, or small business lending. As a result, the FHLBNY funded close to $2.0 billion in CLP advances in 2018, ending the year with CLP advances levels of $7.46 billion.

In 2019, our goal is to help members continue to secure CLP funding, and to also encourage members that have not taken advantage of CLP funding to tap into this discounted funding source to support housing and economic projects in their local communities and enhance their CRA efforts.

HISTORICAL HOUSING & COMMUNITY LENDING PROGRAM RESULTS

AHP performance represents our commitment to affordable housing.

» $740M+ IN GRANTS
» 1,833 PROJECTS SUPPORTED
» 85,000+ HOMES SUBSIDIZED
» $12B IN TOTAL DEVELOPMENT CAPITAL GENERATED (APPROXIMATED)*

**The total development capital generated is an estimation that includes all sources of funding received to support affordable housing projects and their development, including AHP subsidy; ignoring modifications, recaptures, etc.*

First Home Club℠ has helped thousands of low- to moderate-income households with the purchase of their new home.

» $117.9M+ IN GRANTS
» 16,035 HOUSEHOLD CLOSINGS
  » +3,593 HOUSEHOLD PROJECTED TO CLOSE BY PROGRAM-END IN JULY 2019



CLP advances continue to provide members with discounted funding to increase housing opportunities, improve business districts and strengthen neighborhoods.

» $14.6B+ TOTAL ADVANCES FUNDED
» $1.9B+ FUNDED IN 2018 TO 47 MEMBERS, OF WHICH:
  » $1.6B+ FROM 2018 COMMITMENTS
  » $324.1M+ FROM 2017 COMMITMENTS
  » $72.4M+ FROM 2016 COMMITMENTS

Numbers provided are since each program's inception through year-end 2018, unless otherwise noted.

DISASTER RECOVERY GRANT PROGRAMS DELIVER FUNDING TO THE CARIBBEAN

In the later part of 2017, when hurricanes Irma and Maria wrought devastation throughout Puerto Rico and the U.S. Virgin Islands, $1 billion in Disaster Relief Funding was immediately available through CLP funding. CLP Disaster Relief funding is offered for both immediate gap financing and longer-term funding to help our members make a positive and sustainable impact on recovery, relief and rebuilding efforts. Focus turned to making a more direct and immediate impact, and our Board and Affordable Housing Advisory Council authorized $775,000 in subsidy funds that grew to more than $1 million including contributions from our members and fellow FHLBanks.

In March 2018, the FHLBNY launched the Homeowner Recovery Grant (HRG) and the Small Business Recovery Grant (SBRG) programs to directly support homeowners and small businesses, allocating $5 million in grants ($3.5 million for HRG and $1.5 million for SBRG). As of year-end 2018, the FHLBNY had delivered $2.6 million to our Caribbean members to support ongoing recovery efforts and make a lasting impact.

Of the $5 million in grants available under the HRG and SBRG programs, $2,687,731 was disbursed in 2018

$1,877,281 IN HRG FUNDS
» $1,172,281 IN PUERTO RICO
» $705,000 IN THE U.S. VIRGIN ISLANDS

271 HOMEOWNERS ASSISTED
» 200 IN PUERTO RICO
» 71 IN THE U.S. VIRGIN ISLANDS

$810,450 IN SBRG FUNDS
» $443,750 IN PUERTO RICO
» $366,700 IN U.S. VIRGIN ISLANDS

87 SMALL BUSINESSES ASSISTED
» 49 IN PUERTO RICO
» 38 IN U.S. VIRGIN ISLANDS

Usage of the HRG and SBRG programs have gained traction and these grant programs will be available until September 30, 2019 or until funds are exhausted.

Visit the Community section of our website to learn more about our Disaster Recovery grant and funding programs.

NEW AHP SET-ASIDE PROGRAM


The Homebuyer Dream Program™

In 2018, focus groups were held with several members and counseling agencies to better understand the perceptions, priorities and operations of making home loans accessible to low- and moderate-income households.

Our new Homebuyer Dream Program™ (HDP) is the result – a modern, more agile first-time homeowner subsidy program designed to:

» Have greater geographical relevance in helping low- and moderate-income households purchase their first home

» Be simpler for participants to understand and more efficient for everyone to implement

HDP is on track to launch in July 2019.

Visit www.fhlbny.com/HDP for updates

BOARD OF DIRECTORS



John R. Buran✦

Director, President and Chief Executive Officer

Flushing Bank
Uniondale, New York

CHAIRMAN



Larry E. Thompson*

Former Vice Chairman

The Depository Trust & Clearing Corporation
New York, New York

VICE CHAIRMAN



Kevin Cummings✦

Chairman and Chief Executive Officer

Investors Bank
Short Hills, New Jersey



Joseph R. Ficalora✦

President, Chief Executive Officer and Director

New York Community Bank
Westbury, New York



Jay M. Ford✦

Director

Crest Savings Bank
Wildwood, New Jersey



Michael M. Horn*

Partner

McCarter & English, LLP
Newark, New Jersey



Thomas L. Hoy✦

Chairman

Glens Falls National Bank & Trust Company
Glens Falls, New York



David Huber*

President

Huber Advisory Services
Red Bank, New Jersey



Charles E. Kilbourne, III*#

Managing Director

Financial Services Volunteer Corps
New York, New York



Gerald H. Lipkin✦

Chairman

Valley National Bank
Wayne, New Jersey



Kenneth J. Mahon✦

President, Chief Executive Officer, and Director

Dime Community Bank
Brooklyn, New York



Christopher P. Martin✦

Chairman, President and Chief Executive Officer

The Provident Bank
Iselin, New Jersey



Richard S. Mroz*

Managing Director
Resolute Strategies
Haddonfield, New Jersey



David J. Nasca*

President and Chief Executive Officer
Evans Bank, N.A.
Hamburg, New York



C. Cathleen Raffaeli*

CEO and Managing Director
Hamilton White Group, LLC, and
Soho Venture Partners Inc.
New York, New York



Stephen S. Romaine*

Chairman of the Board
Tompkins Trust Company
Ithaca, New York



Rev. DeForest B. Soaries, Jr.*#

Senior Pastor
First Baptist Church of Lincoln Gardens
Somerset, New Jersey



Carlos J. Vázquez*

Chief Financial Officer
Banco Popular de Puerto Rico
San Juan, Puerto Rico



Ángela Weyne*

Former Commissioner of Insurance
Commonwealth of Puerto Rico
San Juan, Puerto Rico

***MEMBER DIRECTOR**
***INDEPENDENT DIRECTOR**
#PUBLIC INTEREST DIRECTOR

List reflects FHLBNY's Board of Directors as of January 1, 2019.

AFFORDABLE HOUSING ADVISORY COUNCIL (AHAC)

CHAIR

Wayne T. Meyer
President
New Jersey Community Capital - New Brunswick, New Jersey

VICE CHAIR

Maria G. Rodriguez-Collazo
Director of Housing Programs
PathStone Corporation - Ponce, Puerto Rico

Staci A. Berger
President and CEO
The Housing and Community Development Network of NJ
Trenton, New Jersey

Krystal R. Canady
Chief Executive Officer
The Gateway Family YMCA - Elizabeth, New Jersey

Susan Cotner
Executive Director
Affordable Housing Partnership / Albany Community Land Trust
Albany, New York

Robert Di Vincent
Executive Director
West New York Housing Authority West New York, New Jersey

Jacqueline S. Jones
Executive Director
Vineland Housing Authority - Vineland, New Jersey

Lisa Kaseman
Regional Vice President
Conifer LLC - Rochester, New York

Daniel Kelly
President
Community Quest - Egg Harbor Township, New Jersey

Retha Leno
Executive Director
Akwesasne Housing Authority - Akwesasne, New York

Colin McKnight
Acting Executive Director
New York State Rural Housing Coalition - Albany, New York

Daniel Martin
Chief Executive Officer
Housing Partnership Development Corp. - New York, New York

Gwen O'Shea
President and CEO
Community Development Corporation of Long Island
Centereach, New York

David A. Rowe
Executive Vice President
CAMBA Housing Ventures, Inc. - Brooklyn, New York

Carrie Michel-Wynne
Vice President of Strategic Relations
YWCA of Rochester & Monroe County - Rochester, New York

List reflects the AHAC as of January 1, 2019.

EXECUTIVE LEADERSHIP



José R. González

President and CEO

"Our core values formalize the principles that have long reflected our culture and guided our decision-making. First among these is 'member-focused' to drive our cooperative forward."


MEMBER-FOCUSED
FOCUS ON MEMBERS
COLLABORATIVE
FOSTER A COLLABORATIVE AND RESPONSIVE WORK ENVIRONMENT
DIVERSE AND INCLUSIVE
SUPPORT DIVERSITY AND INCLUSION IN A RESPECTFUL MANNER ACROSS OUR BUSINESS
ACCOUNTABLE
UPHOLD OUR INTEGRITY AND PROMOTE ACCOUNTABILITY
RESULTS-ORIENTED
BE RESULT-ORIENTED AND MINDFUL OF OUR RISK PROFILE



Eric P. Amig

Senior Vice President and Head of Bank Relations



Stephen C. Angelo

Senior Vice President and Chief Audit Officer



Edwin Artuz

Senior Vice President, Head of Corporate Services and Director of Diversity & Inclusion



Melody J. Feinberg

Senior Vice President and Chief Risk Officer



Bob R. Fusco

Senior Vice President, Chief Information Officer and Head of Enterprise Services



Adam S. Goldstein

Senior Vice President and Chief Business Officer



Paul B. Héroux

Senior Vice President, Chief Bank Operations Officer and Community Investment Officer



Kevin M. Neylan

Senior Vice President and Chief Financial Officer



Phillip A. Scott

Senior Vice President and Chief Capital Markets Officer



Jonathan R. West

Senior Vice President and Chief Legal Officer

List reflects FHLBNY Executive Leadership as of January 1, 2019.

FHLBNY OFFICERS

FIRST VICE PRESIDENTS

Bernard DeSiena - Director, Business Technology
Vikram Dongre - Director, Trading
Michael Volpe - Director, Bank Operations

VICE PRESIDENTS

Jessey Abraham - Senior Manager, Technology Risk & Compliance
Backer Ali - Controller
Sean Borde - Director, Program Management Office
James Boyle - Director, Strategic Operational Risk & Compliance
John Brandon - Director, Membership & Research
Kenneth Brothers - Director, Information Security Office
Robert Brown, Jr. - Director, Security Operations
Muriel Brunken - Director, Member Asset Programs
Judy Chiu - Derivatives Accounting & Operations Officer
Mark Dankenbrink - Director, Financial Audits
Michael Desiderio - Director, Member Services & Sales
Brian Finnegan - Corporate Secretary
Paul Friend - General Counsel
Bryan Gallagher - Director, Collateral Analytical Services
Rodger Hicks - Advisor to the Chief Information Officer
Susan Isquith - Director, Credit Policy & Review
Brian Jones - Financial Economist
Maureen Kalena - Relationship Manager
Scott Kay - Deputy Controller
Eugene Khesin - Senior Trader & Portfolio Officer
Claudia Kim - Director, Management Reporting
Kimani Little - Government Relations Officer
Phillip Mack - Credit and Collateral Risk Analytics Officer
Gregory Marposon - Financial Risk Officer
Alfred O'Connell - Relationship Manager
Deborah Palladino - Director, Collateral & Affordable Housing Services
Shatayu Pandya - Director, Financial Risk Management & Credit Risk Analytics
Frederick Puorro - Credit Policy & Review Officer
Diahann Rothstein - Director, Investment & Portfolio Management
Edward Samson - Senior Manager, Reporting
Michael Schoffelen - Mortgage Partnership Finance Business Manager
Thomas Settino - Director, Member Relations
Rei Shinozuka - Director, Asset Liability Modeling & Strategy
Eric Shumsky - Director, Technical Services
Candice Soldano - Director, Marketing & Corporate Events
Louis Solimine - Director, Funding & Derivatives/Treasurer
Alexies Sornoza - Member Relations & Business Development Officer
Catherine Sze - Senior Manager, Management Reporting
Mildred Tse-González - Director, Human Resources
Kimberly Whitenack - Senior Manager, Financial Risk Management
Chaohui Yang - Senior Manager, Enterprise Risk Analytics
Ervin Zhao - Senior Manager, Model Risk

ASSISTANT VICE PRESIDENTS

Mary Alvarez - Senior Manager, Residential Loan Review Officer
Devika Bharrat - Financial Audit Officer
Erika Buglione - Technology Risk & Compliance Officer
Christine Campbell - Senior Manager, Electronic Payments
Joseph Crimi - Senior Manager, Systems Integration
Kelvin DePena - Senior Manager, Development Operations
Christine Foggia - Risk Control Governance & Reporting Manager
Huei-Yen Fung - Trader & Analyst
Joseph Garofalo - Risk Management Audit Manager
Tiffany Gilroy - Senior Credit Risk Officer
Eric Gonzalez - Senior Manager, Corporate Real Estate
Sekar Gopinathan - Senior Manager, Systems Development
Daniil Guirchovitch - Cloud Security Architect Officer
John Gurrieri - Senior Manager, Collateral, Custody & Pledging Services
Mimi Hur - Financial & Operational Audit Manager
Shu-Yam Ip - Lead Network & Storage Engineer Officer
Jason Kannenberg - Senior Manager, Infrastructure
Ahmet Kargi - Senior Manager, Systems & Operations Services
Holly Kelly - Senior Manager, First Home Club
Joseph Khadaran - Bank Operations Projects & Solutions Officer
Kenneth Knight - Commercial Loan Review Officer
Anthony Kobel - Manager, Collateral Analysis
Yueh-Han Kuo - Senior Systems Engineer Officer
Kristen Lalama - Credit Risk Officer
Julianna Lee - Strategic Planning Senior Analyst
Christina Levatino - Information Technology Audit Senior Manager
Mini Lim - Assistant General Counsel Officer
Louis Masters - Senior Manager, Cloud Development Operations Services
Kinya McNeil - Manager, Project Management - Business Solutions
Anthony Merli - Credit & Capital Market Audit Officer
Peter Mullany - Member Services Desk Officer
Ching Ngai - Manager, Financial Reporting
Celena Núñez - Senior Manager, Affordable Housing Programs
Naveen Pahilwani - Senior Manager, Business Intelligence
Bruce Petersel - Accounting Policy Officer
Adele Pobega - Manager, Custody & Pledging Services
Daniel Randall - Deputy Community Investment Officer
Robert Rieb, Jr. - Member Services Desk Officer
Noemi Rivera-Mendez - Senior Manager, Organizational Development & Recruitment
Carmen Rodriguez - Electronic Payments Officer
John Ryjacek - Senior Manager, Credit & Bank Operations
Maelean Sanders - Senior Manager, Human Resources
Angel Santos - Relationship Manager
Anthony Scalzo - Custody & Pledging Services Officer
Hoi Yin Shutoy - Model Risk Strategist Officer
Aimee Sison - Senior Manager, Collateral Valuations & Reporting
Eric Suber - Senior Manager, Database Services
Tisa Surat - Manager, Collateral Initiatives & Support
Benjamin Tan - Assistant Treasurer
Priya Udeshi - Senior Manager, Analyst Services
Brian Wiedl - Senior Manager, Records & Continuity Services

List reflects FHLBNY officers as of January 1, 2019.

COMMUNITY-FOCUSED CORPORATE CULTURE

The FHLBNY fosters a diverse and inclusive culture and encourages employee efforts to engage with our mission. Every year, employees join together to support a variety of charitable organizations to benefit communities across our District. Ongoing educational meetings, sessions and workshops were held internally throughout 2018 to keep our goals in sight. Health and wellness programs were also hosted to help improve well-being.

In 2018, we also opened the doors to our new home for our New Jersey corporate office. With both office renovations completed, all of our employees are equipped with optimal resources for both collaboration and a focus on the work that continuously helps the FHLBNY realize our mission.

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OUR MISSION

The mission of the Federal Home Loan Bank of New York is to advance housing opportunity and local community development by supporting members in serving their markets.

The FHLBNY meets our mission by providing our members with access to economical wholesale credit and assistance through our credit products, mortgage finance program, housing and community lending programs, and correspondent services to increase the availability of home finance to families of all incomes.

FEDERAL HOME LOAN BANK OF NEW YORK
101 PARK AVENUE, NEW YORK, NY 10178-0601
212.681.6000 • WWW.FHLBNY.COM

